UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 21, 2008

DORAL FINANCIAL CORP
__________________________________________
(Exact name of registrant as specified in its charter)

Puerto Rico	0-17224	66-031262
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1451 FRANKLIN D ROOSEVELT AVENUE, SAN JUAN, Puerto Rico		00920-2717
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	787-474-6700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 8.01 Other Events.

On February 21, 2008, Doral Financial Corporation (the "Company") announced that it had entered into a consent order with the Federal Deposit Insurance Corporation, dated February 19, 2008 relating to Doral Bank, Puerto Rico’s compliance with the requirements of the Bank Secrecy Act ("BSA") in regards to its BSA and anti-money laundering compliance program.

The consent order is filed as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

On February 13, 2008, the Board of Directors voted to hold the annual meeting of shareholders on April 16, 2008, and established March 10, 2008, as the record date to determine shareholders who are entitled to notice of and to vote at the annual meeting.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

The following exhibits shall be deemed "filed for purposes of the Securities Exchange Act of 1934, as amended.

99.1 Press release dated February 21, 2008.

99.2 Order to Cease and Desist issued by the Federal Deposit Insurance Corporation, dated February 19, 2008.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORAL FINANCIAL CORP

February 21, 2008	By:	/s/ Enrique Ubarri-Barragano

Name: Enrique Ubarri-Barragano
Title: Executive Vice President and General Counsel

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press release dated February 21, 2008.
99.2	Order to Cease and Desist issued by the Federal Deposit Insurance Corporation, dated February 19, 2008.